                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                          FORM 8-K/A - AMENDMENT NO. 1

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):   MARCH 7, 1995
                                                           -------------


                            FIRST BANK SYSTEM, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-6880                 41-0255900
          --------                        ------                 ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA                     55402
- -----------------------------------------------                     -----
   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:     612-973-1111
                                                              ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

The purpose of this amendment is to file Exhibit 11 - Computation of Primary and Fully Diluted Net Income Per Common Share, Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges and Exhibit 27 - Financial Data Schedule as separate exhibits to the 8-K. Exhibit 27 was submitted with technical error on the original 8-K filed on March 3, 1995.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)  Exhibits (all filed herewith)

              Exhibit 11 - Computation of Primary and Fully Diluted Net Income
                           Per Common Share

              Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges

              Exhibit 27 - Financial Data Schedule



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              FIRST BANK SYSTEM, INC.



                              By /s/ David J. Parrin
                                 -------------------
                                 David J. Parrin
                                 Senior Vice President & Controller



DATE:  March 7, 1995
       -------------

                                      -2-